UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21885

ENCOMPASS FUNDS

 (Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA            94109

                                (Address of principal executive offices)                              (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: February 28, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Encompass Fund

		Schedule of Investments
	February 28, 2014 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS

Communications Equipment
750	QUALCOMM Incorporated	$ 56,467	1.24%

Copper Mining & Processing
80,000	Chilean Metals, Inc. * (Canada)	3,612
13,333	Chilean Metals, Inc. * (Canada) (Restricted)	542
1,000,000	Redhawk Resources, Inc. * (Canada)	225,734
		229,888	5.05%

Gold Exploration & Mining
90,000	Atacama Pacific Gold Corp. * (Canada)	73,138
400,000	Brazil Resources Inc. * (Canada)	455,200
16,500	Brazil Resources Inc. * (Restricted) (Canada)	16,895
183,412	Endeavour Mining Corp. * (Canada)	132,423
75,000	Gold Standard Ventures Corp. * (Canada)	49,500
5,860	Yamana Gold Inc. (Canada)	58,834
		785,990	17.27%

Gold & Silver Ores
14,000	Primero Mining Corp. * (Canada)	90,720	1.99%

Home Builders
4,500	D.R. Horton, Inc.	110,520	2.43%

Industrial Metals & Minerals
258,500	American Vanadium Corp. * (Canada)	93,319
790,000	Aztec Metals Corp. * ** (Restricted) (Canada)	31,600
46,500	Trevali Mining Corp. * (Canada)	47,445
165,000	United States Antimony Corp. *	315,150
		487,514	10.72%

Lumber & Wood Products (No Furniture)
6,000	International Forest Products Ltd. * (Canada)	97,138	2.13%

Oil & Gas Exploration & Production
13,000	Bellatrix Exploration Ltd. * (Canada)	99,320
25,000	Canacol Energy Ltd. * (Canada)	159,600
1,400,000	Continental Energy Corp. * (Canada)	63,000
2,377,946	GeoPetro Resources Company *	118,897
40,000	GreenHunter Resources, Inc. *	43,200
57,000	Magnum Hunter Resources Corp. * ++	478,230
19,000	Manitok Energy Inc. * (Canada)	37,983
55,000	Renegade Petroleum Ltd. (Canada)	71,016
12,500	Tamarack Valley Energy Ltd. * (Canada)	56,433
		1,127,679	24.79%

Silver Mining and Processing
75,000	Paramount Gold and Silver Corp. *	101,250
10,000	Silver Wheaton Corp. (Canada)	255,300
		356,550	7.83%

Solar Systems Operations & Financing
42,000	One Roof Energy Group, Inc. * (Canada)	92,820	2.04%

Uranium Mining & Exploration
50,000	Fission Uranium Corp. *	63,650
80,000	Uranium Energy Corp. *	145,600
		209,250	4.60%

Total for Common Stocks (Cost - $4,958,582)		3,644,536	80.09%

CONVERTIBLE NOTES
250,000	Continental Energy Corp., 18%, 4/30/2014 (Restricted) (Canada) ****	202,500
40,000	Chilean Metals, Inc., 14%, (Restricted) 6/1/2014 (Canada) *****	38,084
Total for Convertible Notes Securities (Cost - $289,465)		240,584	5.29%

EXCHANGE TRADED FUNDS
1,300	ProShares Ultra Nasdaq Biotechnology *	131,105
Total for Exchange Traded Funds (Cost - $50,626)		131,105	2.88%

PREFERRED STOCK
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred	121,212
Total for Preferred Stock (Cost - $100,000)		121,212	2.66%

REAL ESTATE INVESTMENT TRUSTS
3,360	Ashford Hospitality Prime Inc.	56,280
16,800	Ashford Hospitality Trust Inc.	187,824
Total for Real Estate Investment Trusts (Cost - $179,786)		244,104	5.36%

WARRANTS
41,750	American Vanadium Corp. * (expires 3-12-2014) (a)	$ -
245,000	Aztec Metals Corp. * (Restricted) (expires 1-28-2015) (b)	-
20,000	Chilean Metals, Inc. * (expires 8-31-2014) (c)	-
1,562,500	Continental Energy Corp. * (Restricted) (expires 3-21-2015) (d)	-
15,000	Delcath Systems, Inc. * (expires 5-31-2015) (e)	2,250
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (f)	-
62,500	GeoPetro Resources Company * *** (expires 12-23-2014) (g)	-
575,000	GeoPetro Resources Company * *** (expires 3-1-2014) (h)	-
227,273	GeoPetro Resources Company * *** (expires 4-28-2014) (i)	-
8,900	Magnum Hunter Resources Corp. * (Restricted) (expires 4-15-2016) (j)	-
800,000	Nortec Minerals Corp. * (expires 7-7-2015) (k)	-
75,000	United States Antimony Corp. * (expires 7-15-2014) (l)	-
7,500	United States Antimony Corp. * (expires 6-29-2014) (m)	-
Total for Warrants (Cost - $0)		2,250	0.05%

MONEY MARKET FUNDS
222,613	Fidelity Institutional Money Market Fund 59 0.00% +	222,613
Total for Money Market Funds (Cost - $222,613)		222,613	4.89%

	Total Investments	4,606,404	101.22%
	(Cost - $5,801,072)

	Liabilities in Excess of Other Assets	(55,622)	-1.22%

	Net Assets	$ 4,550,782	100.00%

Encompass Fund

	Schedule of Written Options
	February 28, 2014 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Magnum Hunter Resources Corp. *
May 2014 Calls @ 9.00	5,000	$ 2,750
August 2014 Calls @ 10.00	5,000	2,750
		5,500

Total (Premiums Received $7,329)		$ 5,500

* Non-Income producing securities during the period.
** The value of the stock is determined based on the security’s last offering price and management’s understanding of the company’s current financial situation. Level 3 security. See Note 3.
*** Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security represents
0% of the portfolio at February 28, 2014 and is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
**** The value of the Note is on an "as if converted" basis, based on the stock's market price from time to time (with a
10% restricted stock discount). That valuation method was put into effect on November 9, 2012, and continues.
Level 3 security.
***** The value of the Note is determined based on the purchased price and management's understanding of the company's current financial situation. It's considered a Level 3 Security.
+ Variable rate security; the coupon rate shown represents the rate at February 28, 2014.
++ Portion of the security held as collateral for call options written.
The accompanying notes are an integral part of these financial statements.
(a) American Vanadium Corp. warrants expire March 12, 2014, with an exercise price of $1.00 Canadian.
(b) Aztec Metals Corp. warrants expire January 28, 2015, with an exercise price of $0.075 Canadian.
(c) Chilean Metals, Inc. warrants expire August 31, 2014, with a exercise price of $0.25 Canadian.
(d) Continental Energy Corp. warrants expire March 21, 2015, with an exercise price of $0.05.
(e) Delcath Systems, Inc. warrants expire May 31, 2015, with an exercise price of $0.16.
(f) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(g) GeoPetro Resources Company warrants expire December 23, 2014, with an exercise price of $0.50.
(h) GeoPetro Resources Company warrants expire March 1, 2014, with an exercise price of $0.75.
(i) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(j) Magnum Hunter Resources Corp. warrants expire April 15, 2016, with an exercise price of $8.50.
(k) Nortec Minerals Corp. warrants expire July 7, 2015, with an exercise price of $0.20 Canadian.
(l) United States Antimony Corp. warrants expire July 15, 2014, with an exercise price of $2.50.
(m) United States Antimony Corp. warrants expire June 29, 2014, with an exercise price of $2.50.

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

(Unaudited)

1.) SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at February 28, 2014 was $5,801,072 and the premiums received from written options held at February 28, 2014 was $7,329. At February 28, 2014, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

      $1,587,309                   ($2,780,148)                              ($1,192,839)

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at February 28, 2014, the sale of which are restricted. The investments have been valued by the Fund’s investment advisor (“Adviser”) pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

Restricted Security	Acquisition Date	Cost	Units	Fair Value per Unit	Fair Value
Aztec Metals Corp.	3/11/2010	$39,085	790,000	0.040	$31,600
Aztec Metals Corp. – Warrants	1/8/2010	0	245,000	0.000	0
Brazil Resources, Inc.	9/21/2010	5,592	16,500	1.020	16,895
Chilean Metals, Inc.	10/15/2013	0	13,333	0.040	542
Chilean Metals, Inc. *	7/3/2013	39,465	40,000	0.970	38,084
Continental Energy Corp. **	9/19/2011	250,000	250,000	0.810	202,500
Continental Energy Corp. - Warrant	9/28/2011	0	1,562,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	575,000	0.000	0
GeoPetro Resources Company - Warrants	5/12/2011	0	227,273	0.000	0
Magnum Hunter Resources Corp. - Warrants	9/12/2013	0	8,900	0.000	0
					$289,621

* Convertible Note 14% 6/1/2014

** Convertible Note 18% 4/30/2014

The restricted securities, including those securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, represented 6.36% of the Fund’s net assets at February 28, 2014. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Also, it is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken on the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

3.) SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of February 28, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$3,595,499	$17,437	$31,600	$3,644,536
Convertible Notes	0	0	240,584	240,584
Exchange Traded Funds	131,105	0	0	131,105
Preferred Stock	0	121,212	0	121,212
Real Estate Investment Trusts	244,104	0	0	244,104
Warrants	0	2,250	0	2,250
Money Market Funds	222,613	0	0	222,613
Total	$4,193,321	$140,899	$272,184	$4,606,404

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$5,500	$0	$5,500
Total	$0	$5,500	$0	$5,500

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are typically valued at a discount to the same shares that are traded freely on the market. These discounts are determined by management’s experience with similar securities or situations.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, which include, but are not limited to the last trade price, the last trade price of similar securities and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable. For additional information regarding the techniques used to value the Fund’s level 3 investments, Aztec Metals Corp., Continental Energy Corp. Convertible Note, and Chilean Metals, Inc. Convertible Note, please see the Fund’s Schedule of Investments.

The following is a reconciliation of assets for which level 3 inputs were used in determining value during the three month period ended February 28, 2014:

Common Stock
Beginning balance at November 30, 2013	$294,684
Total Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(22,500)
Purchases	0
Sales	0
Net transfers in/out of level 3	0
Ending balance at February 28, 2014	$272,184

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to level 3 investments still held at February 28, 2014 is ($22,500).

There were no transfers between level 1 and level 2 of the fair value hierarchy during the three month period ended February 28, 2014.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including common stock, preferred stock, real estate investment trusts, warrants and exchange traded funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money market securities. Shares of money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities (including convertible notes) Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

3.) WRITTEN OPTIONS

As of February 28, 2014, Fund portfolio securities valued at $83,900 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the three month period ended February 28, 2014 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2013	0	$0
Options purchased	10	7,329
Options expired	0	0
Options exercised	0	0
Options Terminated	0	0
Options outstanding at February 28, 2014	10	$7,329

The locations on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	($5,500)

Realized and unrealized gains and losses on derivatives contracts entered into during the three month period ended February 28, 2014 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain (Loss)	Location	Gain (Loss)
Options	Realized Gain		Change In Unrealized
Transactions	(Loss) on Options	$0	Appreciation/(Depreciation)	$1,829
	Written		on Options Written

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

In January, 2013, the FASB issued ASU No. 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" in GAAP and International Reporting Financial Standards ("IFRS"). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments, including written options, that are offset in a reporting entity's Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement ("MNA"). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amount offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) the net amount presented in the Statement of Assets and Liabilities, d) the amount subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). As such, below is additional information regarding the Fund’s option writing as of February 28, 2014.

Liabilities:

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

Option
Writing	$5,500	$0	$5,500	$0	$5,500	$0

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:           4/25/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:           4/25/14

By: /s/Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:           4/25/14